Contract of the Transfer of Technology of 3500t

Title of the item: Production Technology of 3500t/a Polyamide Resin

Party A: Fuqing City Zhongde Chemical Industry, Ltd.

Party B: Shanghai Food Science Researching Academy

Place the contract is signed: Fuqing city, Fujian province

Date: May 5, 1999

Supervised by State Commission of Science and Technology

The contract is signed by Party A and B on the transfer of the production technology of 3500/a polyamide resin by mutual agreement according to The Law of the Technology Contract of P.R. China.

1.

un-patent technology, requirements and industrialization

dimmer acid as main raw material, adding diamine and assistance to make condensation reaction so as to form polyamide resin used by plastic printing ink. Its key point index should reach the following requirements:

<1> softening point: 100-130℃

<2> acid value: ＜6 mgKOH/g

<3> amine value: ＜5 mgKOH/g

<4> color: ( 40% resin liquid, Fe-Co ):＜7

<5> viscosity: 60-170 mPa.S/25q

2.

technology information and its hand-in time, place and ways:

Party B should give Party A the following information in written forms at the workplace of Party A within 30 days after the contract takes effect:

<1> crafts theory and flow chart of the craft

<2> construction chart of factory

<3> list of apparatuses and instruments

<4> chart of the arrangement of apparatuses and tubes

<5> products formula and regulations of operation

<6> standard for products check

3.

scope of technology secret keeping and validity period:

Party A must keep technology of the craft, products formula, design chart and related technology information secret. If Party A let the above mentioned out, Party A must compensate Party B for the economic loss.

4.

scope to use the un-patent technology:

Party A: only allowed to use the technology in the corporation but not other places without any rights of transfer or disposal.

Party B: possessing the right of transfer, use, and ownership.

5.

acceptance methods and standard:

   After Party A has used the technology for trial for a month and the technology index does reach what is stated in item one in the contract, according to the standard listed in item one, adopting meeting as checking ways, Party A should give technology acceptance report.

6.

expenses and payment terms:

<1> the sum of the deal: 1 million RMB

<2> ways of payment: A. 300,000  RMB is paid when the contract becomes effective.

                      B. 300,000 RMB is paid once the above mentioned information is offered. After the trial, when the products index reaches the requirement, 400,000 RMB must be paid.

7. calculation methods for compensation of the loss or breach:

 <1> if Party A violates item three, four, five, or six, it should compensate Party B 150,000 RMB for the breach.

  <2> if Party B violates item one or two, Party B should compensate Party A 150,000 RMB for the breach of the contract.

8. technology guidance details:

  <1> Party B should provide technicians of Party A with training and technical instruction.

  <2> Party B should assist Party A to install apparatuses.

  <3> Party A pays the cost of living expenses of staffs of Party B assigned

9. share of the after improvements:

   Party A and B share the after improvements of the technology made within the validity of the contract.

10. ways to solve disputes:

    Party A and B shall negotiate to solve disputes or ask the superior officer to mediate. If the above mentioned ways cannot resolve the dispute, both agree to ask the arbitrate commission of technology for arbitration.

11. terminology and technical wording: none

12. related matters:

    <1> this contract is in six copies, and each party has three. The contract takes effect after the legal representatives of both parties sign and seal.

    <2> register procedure and related tax are to be dealt with respectively.

Title: Fuqing City Zhongde Chemical Industry, Ltd.

Signed by:

Contact Person: Ou Taiming

Address: Fulu Industry Area, Longtian town, Fuqing city

TEL: 5773387

Bank opened an account: Longtian Office of Construction Bank in Fuqing city

Account number: 35061819326300020

Postal code: 350315

Title: Shanghai Food Science Researching Academy

Signed by:

Contact Person: Zhang Heng

Address: number 441, western road of Guangfu, Shanghai

TEL: 52902889